EQUITY INDEX FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

EQUITY INDEX FUNDS

SUPPLEMENT DATED AUGUST 24, 2012 TO PROSPECTUS DATED JULY 31, 2012

The following replaces the paragraph “Investment Objectives” under “SECURITIES, TECHNIQUES AND RISKS — Additional Information on Investment Objectives, Principal Investment Strategies and Related Risks” on page 48 of the Prospectus:

INVESTMENT OBJECTIVES. A Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval, except for the Stock Index Fund’s, International Equity Index Fund’s and Small Cap Index Fund’s investment objectives, which may not be changed without shareholder approval. Shareholders will be notified of any changes to a Fund’s investment objective, which do not require their approval. Any changes to a Fund’s investment objective may result in a Fund having an investment objective different from the investment objective that the shareholder considered appropriate at the time of investment in the Fund.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	INDX SPT (8/12)

NORTHERN FUNDS PROSPECTUS